EXHIBIT 99.1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C

Gentlemen:

We have read Item 4 included in the Form 8-K dated April 30, 2004 of United Companies Corporation (Commission file no. 000-28321) filed with the Securities and Exchange Commission and are in agreement with the statement contained therein. We are not in a position to agree or disagree with the disclosures regarding LL Bradford & Company, LLC.

HJ & Associates, LLC
Salt Lake City, Utah
April 30, 2004

                                 EXHIBIT 99.1-1